CERT.9999

CERTIFICATE NUMBER

China Internet Nationwide Financial Services Inc.

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

* 9,000,000 *

SHARES

CUSIP NO. G2120A101

PAR VALUE $0.001
COMMON STOCK

* SPECIMEN *

THIS CERTIFIES THAT

IS THE OWNER OF * NINE MILLION *

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $ 0.001 EACH OF

CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED: 01/01/2009

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

JIANXIN LIN
CEO

LU SUN
CFO

CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC
Corporate Seal
BRITISH VIRGIN ISLANDS

15500 Roosevelt Boulevard, Suite 301, Clearwater FL, 33760
727.289.0010

CERT.9999

999999 CIFS REF 1999 5.4375% 12/31/5

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC) - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN (J/T) - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN (TRANS) ACT (UGMA) (UTMA) ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts (Transfer) to Minors Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

______

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______

______ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises*

Dated ______

X ______

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.